INFORMATION STATEMENT
PURSUANT TO SECTION 14 (C)
OF
THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]           Preliminary information statement

[    ]           Confidential, for Use of the Commission Only

[    ]           Definitive information statement

TONE IN TWENTY
(Name of Company as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[    ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: Not Applicable.
(2)	Aggregate number of securities to which transaction applies: Not Applicable.
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.

(4)	Proposed maximum aggregate value of transaction: Not Applicable.
(5)	Total fee paid: Not Applicable.

[    ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid: Not Applicable.
(2)           Form, Schedule or Registration Statement No. : Not Applicable.
(3)           Filing Party: Not Applicable.
(4)           Date Filed: Not Applicable.

TONE IN TWENTY
3433 Losee Rd., Suite 2
North Las Vegas, NV  89030

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
_______________________________________________

WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
_______________________________________________

February __, 2010

Dear Stockholder:

Tone in Twenty (the “Company”, “we”, “us”, or “our”) is providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding shares of common stock have executed and delivered a written consent to effect the following corporate actions subject to the closing of the transaction with Muscle Pharm LLC discussed below under Recent Developments:

(1)           Amend our Articles of Incorporation to change our corporate name to “MusclePharm Corporation.” (the “Name Change”); and

(2)           Adopt our 2010 Stock Incentive Plan (the “2010 Plan”).

Stockholders of record at the close of business on February __, 2010 (the “Record Date”) are entitled to notice of this stockholder action by written consent. Stockholders representing a majority of our issued and outstanding shares of Common Stock have consented in writing to the actions to be taken. Accordingly, your approval is not required and is not being sought. Moreover, you will not have dissenters' rights.

Please read this notice carefully. It describes the Name Change, and the 2010 Plan and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

Absent any comments from the Securities and Exchange Commission regarding this Information Statement, we expect these corporate actions to become effective on the 20th day after the mailing of this Information Statement to our stockholders of record (the “Effective Date”).

The Information Statement is being provided to you for information purposes only as it relates to our Certificate of Amendment to the Articles of Incorporation and the 2010 Plan. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

We are first mailing this statement on February __ 2010.  We anticipate that the Certificate of amendment to the Articles of Incorporation will become effective on or after February __, 2010.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Very truly yours,

__________________________
John Dean Harper
President

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES AND EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This Information Statement is being mailed to inform the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding shares of common stock, par value $.0001 per share (the “Common Stock”), of Tone in Twenty, a Nevada corporation (the “Company”, “we”, “us”, or “our”). The purpose of this Information Statement is to provide notice under Nevada law and the rules of the Commission that a majority of the Company's stockholders have, by written consent in lieu of a meeting, approved the following corporate actions:

(1)           Amend our Certificate of Incorporation to change our corporate name to “MusclePharm Corporation.” ( the “Name Change”); and

(2)           Adopt our 2010 Stock Incentive Plan (the “2010 Plan”).

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As the Board of Directors of the Company (the “Board”) and a majority of the Company's stockholders have already approved of the Certificate of Amendment to the Articles of Incorporation and the 2010 Plan by written consent, the Company is not seeking approval for the Certificate of Amendment to the Articles of Incorporation and the 2010 Plan from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Certificate of Amendment to the Articles of Incorporation or the 2010 Plan. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the 2010 Plan and the Certificate of Amendment to the Articles of Incorporation effecting the Name Change as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

EXPECTED DATE FOR EFFECTING THE NAME CHANGE AND 2010 PLAN

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change and the 2010 Plan cannot be effected until 20 days after the date that the Definitive Information Statement is sent to the Company's stockholders. This Preliminary Information Statement is being filed with the Securities and Exchange Commission on the date hereof. A Definitive Information Statement is being mailed on or about February __, 2010 (the “Mailing Date”) to the stockholders of the Company as of the close of business on February __, 2010 (the “Record Date”). The Company expects to effect the filing of the Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State and the adoption of the 2010 Plan approximately 20 days after the Mailing Date and after the closing of the transaction with Muscle Pharm, LLC.. The effective date of the Certificate of Amendment to the Articles of Incorporation and the 2010 Plan therefore, is expected to be on or after February __, 2010.

Recent Developments

On February 1, 2010, we entered into a Share Exchange Agreement (the "Exchange Agreement") by and among the Company, Muscle Pharm LLC (hereinafter referred to as “Muscle Pharm”) and its members, in which we have agreed to issue an aggregate of 26,000,000 shares of our Common Stock to the members of Muscle Pharm, in exchange for all of the issued and outstanding member interests of Muscle Pharm. In addition, to facilitate this transaction our President has agreed to sell his 366,666 shares to Muscle Pharm for $25,000 and these shares will be cancelled.

Pursuant to the Exchange Agreement, the members of Muscle Pharm will acquire a controlling number of shares of the Company, we will acquire all of the outstanding stock of Muscle Pharm, and Muscle Pharm will become a wholly owned subsidiary of our Company. Upon completion of the transaction, we will cease our current business and adopt and continue implementing Muscle Pharm’s business plan.  Upon the closing of the Exchange Agreement, our sole officer/director will resign and those persons described in the “New Officers and Directors” section below will be appointed as officers and directors of the Company. The closing of the Exchange Agreement is expected to take place on or about February 15, 2010.

The closing of the Exchange Agreement is not contingent on the two items which are the subject of this Information Statement; however, if the closing does not take place, we will abandon plans to change our name and to adopt the 2010 Plan.  If the transaction is closed, we will change our name to MusclePharm Corporation and adopt the 2010 Plan 20 days after the date that this Definitive Information Statement has been mailed to our stockholders.

The closing of the transaction contemplated by the Exchange Agreement was subject to a number of conditions including, without limitation, waiting for 10 days after the filing of the Rule 14f-1 Information Statement with the SEC and mailing it to the shareholders, and other customary closing conditions.

It is pursuant to the Exchange Agreement that we agreed to effect the corporate actions discussed herein.

Name Change

Our Board of Directors, by written consent dated as of February 1, 2010, approved changing our corporate name from “Tone in Twenty” to “MusclePharm Corporation” after the closing of the transaction with Muscle Pharm, LLC.  Management believes that changing our name to MusclePharm Corporation will more accurately reflect the business since our business will be the business of Muscle Pharm, LLC.

Upon the later of the closing of the Exchange Agreement or the expiration of the 10-day period following the filing of this Information Statement with the SEC and mailing of this Information Statement to our shareholders, we will file a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to effect the Name Change, to be effective on the Effective Date.  Once we complete the name change, we will need to apply for a new Over-the-Counter Bulletin Board trading symbol and CUSIP number.  We will report our new symbol and CUSIP number in a Current Report on Form 8-K once it is established.

2010 Plan

In anticipation of closing the Exchange Agreement, the Company’s Board of Directors, on February 1, 2010 approved the establishment of a Stock Incentive Plan (the “2010 Plan” or the “Plan”) subject to approval of the Company’s shareholders.  The following is a summary of the 2010 Plan.  This summary is qualified in its entirely by reference to the complete text of the 2010 Plan set forth in Exhibit A, annexed hereto.

Description of the Plan

The Board of Directors believes that the 2010 Plan will advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by employees, officers, directors, consultants, advisors, and service providers who provide services to the Company, and by providing additional incentives and motivation toward superior Company performance. The Board believes it also will enable the Company to attract and retain the services of key employees, officers, directors, consultants, and service providers by providing additional incentives and motivation toward superior Company performance.
General

The total number of shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Five Million (5,000,000), subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions.

The 2010 Plan will be administered by the Compensation Committee which will be set up after the closing of the Exchange Agreement. The Compensation Committee has full and exclusive power within the limitations set forth in the Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines; and interpreting the Plan. The Compensation Committee will determine the appropriate mix of stock options and stock awards to be granted to best achieve the objectives of the Plan. The 2010 Plan may be amended by the Board or the Compensation Committee, without the approval of stockholders, but no such amendments may increase the number of shares issuable under the Plan or adversely affect any outstanding awards without the consent of the holders thereof.

Eligibility

Key employees and directors of the Company or its subsidiaries and consultants, advisors and service providers who are eligible to receive shares which are registered on SEC Form S-8 are eligible to receive awards under the 2010 Plan.
Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2010 Plan. Awards may be granted in a combination of stock options, stock appreciation rights, and/or stock awards.   Such awards may have terms providing that the settlement or payment of one type of award automatically reduces or cancels the remaining award. Awards under the Plan may include the following:

Stock Options. Stock options entitle their holders to purchase shares of Common Stock at a specified price for a specified period. The exercise price of each option may not be less than 100% of fair market value on the date of grant. Fair market value for purposes of the 2010 Plan means the mean between the highest and lowest reported selling prices on a national securities exchange of a share as reported in the appropriate composite listing for such exchange.

Any stock option granted in the form of an incentive stock option will be intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Only options granted to employees qualify for incentive stock option treatment. No incentive stock option shall be granted after February 1, 2020, which is 10 years from the date the Plan was initially adopted. A stock option may be exercised in whole or in installments, which may be cumulative. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of the exercise in cash or such other consideration determined by the Compensation Committee. Payment may include tendering shares of Common Stock or surrendering of a stock award, or a combination of methods.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the stock appreciation right is exercised over the fair market value on the date of grant of the stock appreciation right. Any stock appreciation rights granted under the 2010 Plan will require that payment upon exercise be in the form of Common Stock of the Company.

Stock Awards. Stock awards are awards made in Common Stock or denominated in Common Stock units which entitle the recipient to receive future payments in either shares, cash, or a combination thereof. Awards may be subject to conditions established by the Compensation Committee and set forth in the award agreement, and which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of performance. Awards may be subject to restrictions and contingencies regarding vesting and eventual payment as the Compensation Committee may determine.

Terms of Awards. All awards made under the 2010 Plan may be subject to vesting and other contingencies as determined by the Compensation Committee and will be evidenced by agreements approved by the Compensation Committee which set forth the terms and conditions of each award. The Compensation Committee, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.

Generally, all awards, except non-incentive stock options, granted under the 2010 Plan shall be nontransferable except by will or in accordance with the laws of descent and distribution or pursuant to a domestic relations order. During the life of the participant, awards can be exercised only by the participant. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2010 Plan upon the participant’s death.

Change in Control

Upon the occurrence of an event constituting a change in control of the Company as defined in the 2010 Plan, all awards outstanding will become immediately vested.

Tax Consequences

The following are the federal tax consequences generally arising with respect to awards granted under the 2010 Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the Company will be entitled to a tax deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or by exercising an option other than an incentive stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under the incentive stock option before the applicable incentive stock option holding periods have been satisfied.

With respect to other awards granted under the 2010 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or fair market value of shares and the Company will be entitled to a deduction for the same amount. With respect to awards that are restricted as to transferability or subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount.

Use of New Plan Benefits

The future benefits or amounts that would be received under the 2010 Plan by executive officers and others are discretionary and are therefore not determinable at this time.  There are currently no agreements or understandings regarding the issuance of any options or shares under the 2010 Plan.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

As of February 1, 2010, we had a total of 437,500 shares of common stock issued and outstanding.  After giving effect to the closing of the Exchange Agreement with Muscle Plarm, we will have a total of 26,070,834 shares of common stock issued and outstanding.

The following table sets forth, as of February 1, 2010: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned before and after the closing of the Exchange Agreement; and (b) the names and addresses of each director and executive officer before and after the closing of the Exchange Agreement, the number of shares of our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group before and after the closing of the Exchange Agreement. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. Individual beneficial ownership also includes shares of common stock that a person has the right to acquire within 60 days from February 1, 2010.

At the closing of the Exchange Agreement, which will not happen until the expiration of the 10-day period following the filing of the Rule 14f-1 Information Statement with the SEC and mailing of the Information Statement to our shareholders, John Dean Harper will resign as a director and be replaced by Brad Pyatt.  In addition Cory Gregory will become a director.  John Dean Harper will also resign as an officer ans Brad Pyatt, Cory Gregory, Todd E. Huss and Leonard K. Armenta, Jr. will assume positions as officers of our Company.

Unless otherwise noted, the principal address of each of the directors and officers listed below is 3390 Peoria Street, Unit 307, Aurora, Colorado 80010.

		Percentage of	Share Amount
	Share Amount	Outstanding	and Nature of	Percentage of
	and Nature	Shares Before	Beneficial	Outstanding
	of Beneficial	the Closing	Ownership	Shares Before the
	Ownership Before	of the	After the Closing	Closing of the
	the Closing of the	Exchange	of the Exchange	Exchange
Name	Exchange Agreement	Agreement(1)	Agreement(2)	Agreement(2)

John Dean Harper	366,666	84%	0	0
4301 S. Valley View Ave.
Suite 20
Las Vegas, NV 89103

San Nicholas, Inc. (3)	83,333(4)	16%	83,333	*
Escobedo 435 Ote
Torreon, Coah
Mexico

Brad Pyatt	0	0	12,331,668	47.3%

Cory Gregory	0	0	7,833,014	30.0%
422 Middleground Road
Pataskala, Ohio 43062

Todd E. Huss	0	0	0	0
13802 Boulder Lane
Larkspur, Colorado 80118

Leonard K. Armenta, Jr.	0	0	0	0

All Directors and Executive			20,164,602	77.3%
Officers as a group after the Closing of the Exchange Agreement
_______________________

* Less than one percent

(1)	The numbers in this column are based on 437,500 shares outstanding.

(2)	The numbers are based on 26,070,834 shares outstanding, which represent the number of shares the Company will have outstanding after the closing of the Exchange Agreement warrants.

(3)	San Nicholas, Inc., a Nevada corporation, is beneficially owned and controlled by Mrs. Eva Esparza, Escobedo 435 Ote., Torreon, Coah, Mexico.

(4)
San Nicholas, Inc. has the right to acquire these shares within 60 days upon the conversion of 416.67 shares of Series A Convertible Preferred Stock held by San Nicholas, Inc.  San Nicholas, Inc. owns a total of 83,333 shares of the Series A Convertible Preferred Stock and each share is convertible into 200 shares of common stock; however, San Nicholas, Inc. can only convert up to 416.67 shares of the preferred stock within any 12 month period pursuant to a lock up letter with us.  (See Exhibit 10.1 to our Form 10-K filed on December 10, 2009.)

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

No compensation has been paid and no stock options granted to our sole officer and director in the last three fiscal years.

Unless otherwise expressly provided by resolution adopted by the Board of Directors, no director is entitled to receive any compensation for his services as a director. The Board of Directors may provide that the directors shall be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. In addition, the Board of Directors may provide that directors shall be paid their actual expenses, if any, of attendance at each meeting of the Board of Directors. Our bylaws do not prohibit any director from serving our Company in any other capacity and receiving compensation, but the Board of Directors may by resolution provide that any director receiving compensation for his or her services to our Company in any other capacity shall not receive additional compensation for his or her services as a director. The Board of Directors has not adopted any policy in regard to the payment of fees or other compensation to directors.

Muscle Pharm’s Director and Officer Compensation

During the years ended December 31, 2008 and December 31, 2009, the only form of compensation paid to the executive officers of Muscle Pharm LLC was cash.  The table below lists the aggregate amount of the cash payments that were made to executive officers during the years ended December 31, 2008 and December 31, 2009.

	Total Cash Paid
Name and Principal Position	2008	2009

Brad Pyatt - President	$16,125	$133,992
Cory Gregory – Executive Vice President	3,000	17,846
Leonard Armenta, Jr. – Chief Operating Officer	10,500	54,799

The current annual salary levels of the executive officers are as follows:

Brad Pyatt	$193,992
Cory Gregory	60,000
Leonard Armenta	86,400

The new officers of the Company will continue to receive their salary as set forth above after the closing of the Exchange Agreement.

Certain Relationships and Related Transactions of Tone in Twenty

Our sole officer/director has contributed office space for our use at no charge.  There have been no other transactions with our sole officer/director.

Conflicts of Interest

We have not adopted any policies or procedures for the review, approval, or ratification of any transaction between our Company and any executive officer, director, nominee to become a director, 10% stockholder, or family member of such persons, required to be reported under paragraph (a) of Item 404 of Regulation S-K promulgated by the SEC.

Muscle Pharm Relationships and Related Transactions

Muscle Pharm was formed as a Colorado limited liability company on April 22, 2008.  The initial owners of Muscle Pharm were Brad Pyatt and Cory Gregory.  Mr. Pyatt received a 60% membership interest in exchange for his contribution of formulations for potential products, contacts with GNC Canada and other potential customers, and contacts with professional athletes.  Mr. Gregory received a 40% membership interest in exchange for his contacts with Dr. Serrano, Louie Simmons, potential distributors, professional athletes and potential investors.  Neither Mr. Pyatt nor Mr. Gregory contributed any cash and no value was placed on their respective contributions.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF DOCUMENTS AND HOUSEHOLDING

The Commission has adopted rules that permit companies and intermediaries such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as “householding,” provides potentially extra convenience for stockholders, is environmental friendly, and represents cost savings for companies.

For this Information Statement, a number of brokers with account holders who are the Company’s stockholders will be “householding” this Information Statement and the documents incorporated by reference that we are enclosing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the effected stockholders. Once you have received notice from your broker or from the Company that either of them will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive separate periodic reports, or if you currently receive multiple copies of the Information Statement or other periodic reports at your address and would like to request “householding” by the Company, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather then through a brokerage account, you should direct your written request directly to the Corporate Secretary, Tone in Twenty, 3433Losee Rd., Suite 2, North Las Vegas, NV  89030.

DOCUMENTS INCORPORATED BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement, except for any information that is superseded or modified by information contained directly in this Information Statement or in any other subsequently filed document that is also incorporated by reference herein. This Information Statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this Information Statement.

The following information contained in our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 2, 2010 is incorporated by reference herein:

(1)  Securities Exchange Agreement By and Among Tone in Twenty, Muscle Pharm LLC, and the Security Holders of Muscle Pharm LLC.

A copy of the 2010 Stock Incentive Plan is attached as Exhibit A.

By Order of the Board of Directors

______________________________
John Dean Harper
President

EXHIBIT A

MUSCLE PHARM, LLC
2010 STOCK INCENTIVE PLAN

SECTION 1.
PURPOSE

     The purpose of this Plan is to promote the growth and prosperity of the Company and its Subsidiaries by providing Eligible Recipients with an additional incentive to contribute to the Company's success, by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of Eligible Recipients with those of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals. The Plan, as well as any amendments thereto that require Shareholder approval, will be submitted to the Company's shareholders for their approval at the next shareholder meeting.

SECTION 2.
DEFINITIONS

     As used in this Plan and any Stock Incentive Agreement, the following terms shall have the following meanings:

     2.1  BOARD means the Board of Directors of the Company.

     2.2  CAUSE shall mean, with respect to any Participant who is a member of the Board who is not an employee of the Company, a termination of employment or service on the Board (by removal or failure of the Board to nominate the Participant) whenever occasioned by (a) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes the Participant has not substantially performed the Participant's duties, or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company.

     2.3  CHANGE OF CONTROL means any of the following:

          (a)  any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b)  during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan); individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (a), (b) or (c) of this Section) whose election by the Company's shareholders was approved by a vote of at least two thirds (2/3) of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (c)  the shareholders of the Company approve a merger or consolidation of the Company with any other Company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (d)  the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     2.4  CODE means the Internal Revenue Code of 1986, as amended.

     2.5  COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee must be comprised entirely of Outside Directors who are "independent" as that term is defined in the rules of the the Securities and Exchange Commission, and the listing standards of the stock exchange or other market upon which the Company's stock is listed or quoted, as the same may be amended from time to time.

     2.6  COMMON STOCK means the $.0001 par value common stock of the Company.

     2.7  COMPANY means MusclePharm Corporation, a Nevada corporation, and any successor to such organization.

     2.8  DISABILITY shall mean disability as determined by the Committee in its sole and absolute discretion.

     2.9  ELIGIBLE RECIPIENT means a Key Employee and/or a Key Person.

     2.10 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.11 EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

     2.12 FAIR MARKET VALUE of a Share on any date means the mean between the highest and lowest reported selling prices on a national securities exchange of a Share as reported in the appropriate composite listing for said exchange on such date, or, if no such sales occurred on such date, then on the next preceding date on which a sale is made. In the event the Shares are traded in the over the counter market, Fair Market Value of a Share means the mean between the "high" and "low" quotations in the over the counter market on such date, as reported by the National Association of Securities Dealers through NASDAQ or, if no quotations are available on such date, then on the next preceding date on which such quotations are available.

     2.13 INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.14 INDEPENDENT DIRECTOR means a director who is determined to be "independent" as that term is defined by the Securities and Exchange Commission, and the listing standards of stock exchange or market upon which the Company's stock is listed or quoted as the same may be amended from time to time.

     2.15 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

     2.16 KEY EMPLOYEE means any employee of the Company or any Subsidiary, regardless of title or designation, as shall, in the determination of the Committee, hold a position which is important to the success of the Company.

     2.17 KEY PERSON means (1) a member of the Board who is not an employee, or (2) a consultant, advisor or service provider who is eligible to receive shares which are registered on SEC Form S -8.

     2.18 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code Section 422.

     2.19 OPTION means an ISO or a NQSO.

     2.20 OUTSIDE DIRECTOR means a member of the Board who is not a Key Employee and who qualifies as (1) a "non employee director" under Rule 16b -3(b)(3) under the 1934 Act, as amended from time to time, and (2) an "outside director" under Code Section 162(m) and the regulations promulgated thereunder.

     2.21 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

     2.22 PERFORMANCE BASED EXCEPTION means the performance based exception from the tax deductibility limitations of Code Section 162(m).

     2.23 PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive which is performance based, as determined by the Committee pursuant to Section 14.3 hereof.

     2.24 PLAN means this plan, 2010 Stock Incentive Plan, as it may be further amended from time to time.

     2.25 QUALIFYING EVENT shall mean, with respect to a Participant, such Participant's death, Disability or Retirement.

     2.26 RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan which is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

     2.27 RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) which is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

     2.28 RETIREMENT shall mean, with respect to an Eligible Recipient, such Eligible Recipient's (i) termination of employment or cessation of performing services after attainment of age 60 and completion of at least fifteen (15) years of service with the Company or Subsidiary, or (ii) termination of employment or cessation of performing services after attainment of age 65 and completion of at least five (5) years of service with the Company or a Subsidiary.

     2.29 SHARE means a share of Common Stock.

     2.30 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

     2.31 STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit or a Stock Appreciation Right.

     2.32 STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

     2.33 SUBSIDIARY means any corporation in which more than fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by the Company.

     2.34 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3.
SHARES SUBJECT TO STOCK INCENTIVES

     The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Five Million (5,000,000), of which any number may be used for Restricted Stock Awards and Restricted Stock Units, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. To the extent permitted by applicable law or regulation, if a Stock Incentive is canceled, forfeited, exchanged or otherwise expires the Shares with respect to such Stock Incentive may become available for reissuance under this Plan.

SECTION 4.
EFFECTIVE DATE

     The effective date of this Plan shall be __________, 2010, which is the date on which the Board of Directors of the Company originally approved the Plan. Such date is subject to the Company's shareholders approving the Plan within twelve months of such date.

SECTION 5.
ADMINISTRATION

     5.1  GENERAL ADMINISTRATION. This Plan shall be administered by the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

     5.2  AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation of the Company, and subject to the provisions herein, the Committee shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

     5.3  DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it. Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. Moreover, only the Committee may grant Stock Incentives that may meet the Performance Based Exception, and only the Committee may grant Stock Incentives to Insiders that may be exempt from Section 16(b) of the Exchange Act.

     5.4  DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Eligible Recipients, Participants, and their estates and beneficiaries.

SECTION 6.
ELIGIBILITY

     Eligible Recipients selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Key Employees shall be eligible to receive a grant of ISOs.

SECTION 7.
TERMS OF STOCK INCENTIVES

     7.1  TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

          (a)  Grants of Stock Incentives. Subject to subsection (e) below, the Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (1) lower the Exercise Price of an existing Option, (2) take any action which would be treated as a "repricing" under generally accepted accounting principles, or (3) canceling of an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option in exchange for another Option, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Eligible Recipients selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

          (b)  Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

          (c)  Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company or a Subsidiary, and may also be executed by the Participant or accepted by the Participant by electronic transmission, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

          (d)  Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to direct the grant of the Stock Incentive.

          (e)  Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.

          (f)  Deferral Elections. The Committee may permit or require Participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article, create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees.

     7.2  TERMS AND CONDITIONS OF OPTIONS.

          (a)  Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

          (b)  Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the duties of the Eligible Recipient, the contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Committee, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Committee grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on the Eligible Recipient's failure to exercise the other such Option.

          (c)  Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the Fair Market Value of a Share on the date the NQSO is granted, whichever price is greatest. Any Stock Incentive intended to meet the Performance Based Exception must be granted with an Exercise Price not less than the Fair Market Value of a Share determined as of the date of such grant.

          (d)  Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

               (i)  make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or

               (ii)  make an Option exercisable after the date that is (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals established pursuant to one or more of the performance criteria listed in Section 14. Any Option which becomes exercisable based on the attainment of performance goals must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance Based Exception. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including the occurrence of a Qualifying Event. The Key Employee's rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

          (e)  Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, specifying the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., "mature shares" for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company's equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes Oxley Act of 2002. Notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b -3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b -3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.
          (f)  Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable. Unless otherwise provided in the applicable Stock Incentive Agreement, any vested Option must be exercised within ninety (90) days of the Qualifying Event or other termination of employment of the Participant, unless, in case of an NQSO, by action of the Committee coincident with the Qualifying Event or other termination of employment, the term of exercise is extended to no later than the original expiration date of such NQSO.

          (g)  Transferability of Options. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant's Stock Incentive Agreement, during the Participant's lifetime, only the Participant may exercise his Option unless the Participant is incapacitated in which case the Option may be exercised by the Participant's legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option if the Participant is incapacitated shall be determined by the Committee.

          (h)  ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422 -4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

     7.3  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

          (a)  Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. The Committee may grant Restricted Stock Awards that vest on the attainment of performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance Based Exception.

          (b)  Vesting of Restricted Stock Awards. The Committee shall establish the vesting schedule applicable to Restricted Stock Awards and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture.

          (c)  Termination of Employment. If the Participant's employment (or in the case of a non employee, such Participant's service) with the Company and/or a Subsidiary ends before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Awards, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Awards shall vest as of the date of such event; provided, however, the Committee may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the Performance Based Exception.

          (d)  Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Awards vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Awards which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance Based Exception. All other Shares subject to such Restricted Stock Award shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

          (e)  Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the Performance Based Exception.

          (f)  Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

          (g)  Transferability of Restricted Stock Awards. Except as otherwise provided in a Participant's Restricted Stock Award, no Restricted Stock Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

          (h)  Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

     7.4  TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

          (a)  Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. The Committee may grant Restricted Stock Units that vest on the attainment of performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by the Committee in order to meet the Performance Based Exception.

          (b)  Vesting of Restricted Stock Units. The Committee shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Award shall remain subject to forfeiture.

          (c)  Termination of Employment. If the Participant's employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Units shall vest as of the date of such event; provided, however, the Committee may grant Restricted Stock Units precluding such accelerated vesting in order to qualify the Restricted Stock Units for the Performance Based Exception.

          (d)  Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Units which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Committee may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance Based Exception. All other Shares subject to such Restricted Stock Units shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

          (e)  Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant; provided, however, the Committee may grant Restricted Stock Units precluding such accelerated vesting on order to qualify the Restricted Stock Units for the Performance Based Exception.

          (f)  Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant's right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

          (g)  Transferability of Restricted Stock Units. Except as otherwise provided in a Participant's Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

          (h)  Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(e)).

     7.5  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

          (a)  Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are the subject of the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

          (b)  Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is paid with consideration other than Shares, it shall be treated as paid in Shares for purposes of Section 3.

          (c)  Vesting of Stock Appreciation Rights. The Committee shall establish the vesting schedule applicable to Stock Appreciation Rights and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Stock Appreciation Rights subject to such Stock Incentive Award shall remain subject to forfeiture.

          (d)  Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the full value of the Stock Appreciation Right free of all such restrictions. In the case of Stock Appreciation Rights which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a value determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs. All other benefits under the Stock Appreciation Rights shall thereupon be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

          (e)  Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

          (f)  Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

SECTION 8.
SECURITIES REGULATION

     8.1  LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

     8.2  RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

     8.3  REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9.
LIFE OF PLAN

     No Stock Incentive shall be granted under this Plan on or after the earlier of:

          (a)  the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

          (b)  the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 10.
ADJUSTMENT

     Notwithstanding anything in Section 12 to the contrary, (i) the number of Shares reserved under Section 3 of this Plan, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (iii) the number of Shares subject to Stock Incentives granted under this Plan, and (iv) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a)) (x) the number of Shares reserved under Section 3, (y) the number of Shares subject to Stock Incentives granted under this Plan, and (z) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

SECTION 11.
CHANGE OF CONTROL OF THE COMPANY

    11.1  GENERAL RULE FOR CHANGE OF CONTROL. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a "Non Assumed Stock Incentive"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the "Action Effective Date"):

          (a)  Accelerate the vesting and/or exercisability of such Non Assumed Stock Incentive; and/or

          (b)  Unilaterally cancel such Non Assumed Stock Incentive in exchange for:

               (i)  whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of:

                    (I)  in the case of Options, the Shares that could be purchased subject to such Non Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares;

                    (II)  in the case of Restricted Stock Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

               (ii)  cash or other property equal in value to the excess of the Fair Market Value of

                    (I)  in the case of Options, the Shares that could be purchased subject to such Non Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares or

                    (II)  in the case of Restricted Stock Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

          (c)  In the case of Options, unilaterally cancel such Non Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b 3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b 3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

    11.2  GENERAL RULE FOR OTHER STOCK INCENTIVE AGREEMENTS. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

SECTION 12.
AMENDMENT OR TERMINATION

     This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment (a) increases the number of Shares reserved under Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Eligible Recipients eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system. An exchange of a later granted Option for an earlier granted Option for any purpose, including, but not limited to, the purpose of lowering the Exercise Price of such Option, and an exchange of a later granted Stock Incentive for an earlier granted Stock Incentive for any purpose, shall not be deemed to be an amendment to this Plan. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

SECTION 13.
MISCELLANEOUS

    13.1  SHAREHOLDER RIGHTS. Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

    13.2  NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

    13.3  WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b -3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b -3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

    13.4  NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant's express written agreement with these provisions of this Plan.

    13.5  TRANSFERS & RESTRUCTURINGS. The transfer of a Participant's employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation which is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

    13.6  GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Colorado without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Colorado, or the state courts in Denver, Colorado for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

    13.7  ESCROW OF SHARES. To facilitate the Company's rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

SECTION 14.
PERFORMANCE CRITERIA

    14.1  PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance Based Exception, the performance measure(s) to be used by the Committee for purposes of such grants shall be determined by the Committee in its discretion. These performance measure may include but are not limited to the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, including revenue growth, as compared with a peer group or other benchmark; (l) share price (including, but not limited to, growth measures and total shareholder return), and/or (m) any other measures deemed appropriate by the Committee. In setting performance goals using these performance measures, the Committee may exclude the effect of changes in accounting standards and non recurring unusual events specified by the Committee, such as write offs, capital gains and losses and acquisitions and dispositions of businesses.

    14.2  DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre established performance goals; provided, however, that Stock Incentives which are to qualify for the Performance Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

    14.3  PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

    14.4  MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives which shall not qualify for the Performance Based Exception, the Committee may make such grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance Based Exception.

    14.5  ACHIEVEMENT OF PERFORMANCE GOALS. The Committee shall have the discretion to determine whether or not a certain performance goal has been attained and the Committee may delegate this authority to management in those cases where it elects to do so.

SECTION 15.
OTHER NON US PROVISIONS

    15.1  The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

     To record the adoption of this Plan, by the Board, the Company has caused its authorized officer to execute the same.

MusclePharm Corporation

By:_________________________________
Name:_______________________________
Title:______________________________
Date:_________________